Exhibit 10.1

IPSCO Inc.

2005 Form 10-K

INCENTIVE SHARE PLAN

IPSCO INC.

INCENTIVE SHARE PLAN
(amended and restated as of March 3, 2005)

1.             Purpose of the Plan

The purpose of the Incentive Share Option Plan (the “Plan”) is to assist Ipsco Inc. (the “Corporation”) and its Subsidiaries in attracting, retaining and motivating individuals of outstanding ability by offering stock-based incentive rewards. The Plan is intended to motivate and reward individuals who contribute to the Corporation’s profitability and to give those individuals a proprietary interest in the Corporation’s growth and financial success.

2.             Definitions

As used in the Plan, the following words shall have the following meanings:

(a)           “affiliate”has the meaning assigned by the Securities Act.

(b)           “associate” has the meaning assigned by the Securities Act.

(c)           “Award” means an award granted to any Participant in accordance with the provisions of the Plan in the form of Stock Options, Restricted Shares or Performance Units, or any combination of the foregoing.

(d)           “Award Agreement” has the meaning ascribed thereto in Section 6(b).

(e)           “Beneficiary” means the beneficiary or beneficiaries designated pursuant to Section 11 of the Plan to receive, upon the death of a Participant, Awards of Stock Options, Restricted Shares or Performance Units issued or payable to the Participant under the Plan.

(f)            “Board of Directors” means the Board of Directors of the Corporation.

(g)           “Committee” means the committee described in Section 4 of the Plan.

(h)           “Common Shares” means the Common Shares of the Corporation.

(i)            “Corporation” means IPSCO Inc. and its successors and assigns.

(j)            “date of ceasing to be an officer or employee” or “date of termination of service” and all such similar expressions mean the last date of active employment of the officer or employee and for the purposes of this Plan:

(i)            any period after the date on which an officer or employee has received a notice of termination of employment; or

(ii)           any period during which an officer or employee is in receipt of or eligible to receive severance pay or compensation in lieu of notice,

is deemed to be after the date of termination of employment.

(k)           “Disability” has the meaning ascribed thereto in Section 7(j)(i).

(l)            “Eligible Director” means a person who is a “non-employee director” within the meaning of Rule 16-b3 under the Exchange Act, or a person meeting any similar requirement under any successor rule or regulation.

(m)          “Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

(n)           “Exercise Price” means the price at which a holder of a Stock Option may purchase the Common Shares issuable upon exercise of the Stock Option.

(o)           “Fair Market Value” means, as of any date, the last sale price per share of a board lot of the Common Shares on the Toronto Stock Exchange (the “TSE”) for such date, or if there was no such sale price reported for such date, the price on the next preceding date on which there was such a sale reported.

(p)           “insider” has the meaning assigned by the Securities Act and also includes associates and affiliates of an insider for only includes a director or senior officer of a Subsidiary or an affiliate of the Corporation if such director or senior officer (a) in the ordinary course receives or has access to information as to material facts or material changes concerning the Corporation before the material facts or materials changes are generally disclosed; (b) is a director or senior officer of a Major Subsidiary of the Corporation; or (c) is an insider of the Corporation in a capacity other than as a director or senior officer of the Subsidiary or affiliate.

(q)           “Major Subsidiary” has the meaning assigned by Canadian Securities Administrators’ National Instrument 55-101 – “Exemption from Certain Insider Reporting Requirements,” as amended.

(r)            “outstanding issue” means the number of common shares of the Company issued and outstanding on a non-diluted basis.

(s)           “Participant” has the meaning ascribed thereto in Section 5.

(t)            “Performance Objective” has the meaning ascribed thereto in Section 9(a).

(u)           “Performance Period” has the meaning ascribed thereto in Section 9(a).

(v)           “Performance Unit” means a performance unit awarded under Section 9 of the Plan.

(w)          “reserved for issuance” refers to shares which may be issued in the future upon the exercise of Stock Options which have been granted (shares are considered “reserved for issuance” commencing when the Stock Options are granted, regardless of when they can be exercised).

(x)            “Restricted Shares” means one or more Common Shares awarded under Section 8 of the Plan, subject to such restrictions as the Committee deems appropriate or desirable.

(y)           “Restriction Period” has the meaning ascribed thereto in Section 8(a).

(z)            “Retirement” has the meaning ascribed thereto in Section 7(j)(ii).

(aa)         “Securities Act” means the Securities Act (Ontario), as amended.

(bb)         “Stock Option” means a stock option awarded under Section 7 of the Plan.

(cc)         “Stock Option Agreement” means an Award Agreement relating to Stock Options.

(dd)         “Subsidiary” means a subsidiary of the Corporation within the meaning of the Canada Business Corporations Act.

3.             Shares Subject to the Plan

(a)           Since the inception of the Plan, a maximum of Six Million One Hundred Seventy-Five Thousand (6,175,000) Common Shares have been authorized for issuance under and in accordance with the Plan. As at March 3, 2005, Four Million Three Hundred Eighty-Four Thousand Eight Hundred Twenty-Seven (4,384,827) of such Common Shares have been issued and Nine Hundred Fourteen Thousand Three Hundred Fifty-Four (914,354) Common Shares are issuable upon the exercise of all currently outstanding Stock Options and Performance Units, and Eight Hundred Seventy-Five Thousand Eight Hundred Nineteen (875,819) Common Shares are available for issuance in connection with subsequent grants of Awards. No fractional common shares may be purchased or issued under the Plan. If any Stock Option expires unexercised or is terminated, surrender or cancelled without being exercised in whole or in part for any reason, or any Performance Units payable in Common Shares or Restricted Shares are forfeited, then the number of Common Shares issued or issuable, as applicable, under such forfeited, terminated or expired Awards shall again become available for award under the Plan.

(b)           In no event shall the aggregate number of Common Shares reserved for issuance under the Plan for any one person exceed two percent (2%) of the issued and outstanding Common Shares.

(c)           In no event shall:

(i)            the number of Common Shares issuable and issued pursuant to this Plan and when combined with any other security based compensation arrangement of the Corporation insiders exceed 10% of the issued and outstanding Common Shares;

(ii)           the number of Common Shares issuable to any one insider exceed 2% of the total issued and outstanding Common Shares; and

(iii)          the number of Common Shares issuable and issued under the Plan to non-employee members of the Board of Directors exceed 0.25% of the issued and outstanding Common Shares of the Corporation, without obtaining the approval of a majority of the votes cast at a shareholders’ meeting.

4.             Administration of the Plan

The Plan shall be administered by the Board of Directors which shall, without limitation, have full and final authority in its discretion, but subject to the express provisions of the Plan, to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it and to make all other determinations deemed necessary or dvisable for the administration of the Plan. The Board of Directors may delegate any or all of its authority with respect to the administration of the Plan and any or all of the rights, powers and discretions with respect to the Plan granted to it hereunder to the Management Resources and Compensation Committee or such other committee of directors of the Company as the Board of Directors may designate (the “Committee”) and upon such delegation, the Committee, as well as the Board of Directors, shall be entitled to exercise any or all of such authority, rights, powers and discretions with respect to the Plan. The directors of the Company may fully participate in voting and in other deliberations or proceedings of the Board of Directors in respect of the Plan, notwithstanding: (i) the eligibility of the directors to participate in the Plan; and (ii) that the directors may hold Stock Options granted pursuant to the Plan. On and after the time that the Corporation ceases to qualify as a “foreign private issuer” within the meaning of the Exchange Act, unless the Board of Directors is acting as the Committee or the Board of Directors specifically determines otherwise, each member of the Committee shall, at the time he or she takes any action with respect to an Award under the Plan, be an Eligible Director, provided that the mere fact that a Committee member shall fail to qualify as an Eligible Director shall not invalidate any Award granted by the Committee which Award is otherwise validly made under the Plan.

(a)           The Committee shall have full power, discretion and authority to interpret, construe and administer the Plan and any part thereof and to make and amend rules for carrying out the Plan, and its interpretations and constructions thereof and actions taken thereunder shall be, except as otherwise determined by the Board of Directors, final, conclusive and binding on all persons for all purposes.

(b)           The Committee’s decisions and determinations under the Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated.

(c)           The Committee may adopt its own rules of procedure and the action of a majority of the Committee, taken at a meeting or taken without a meeting by a writing signed by such majority, shall constitute action by the Committee.

5.             Eligibility

Awards may be granted under the Plan to such directors and full-time or part-time officers and employees of the Corporation and its Subsidiaries as the Committee may from time to time designate as participants (the “Participants”) under the Plan.

6.             Grant of Awards and Award Agreements

(a)           Subject to the provisions of the Plan and applicable law, the Committee shall (i) determine and designate from time to time those Participants or groups of Participants to whom Awards are to be granted; (ii) determine the form or forms of Award to be granted to any Participant; (iii) determine the amount or number of Stock Options, Restricted Shares or Performance Units subject to each Award; and (iv) determine the terms and conditions of each Award.

(b)           Each Award granted under the Plan shall be evidenced by a written award agreement (“Award Agreement”). The Award Agreement shall be subject to and incorporate the express terms and conditions, if any, required under the Plan or otherwise provided by the Committee. Subject to Section 6(c), such terms may, at the discretion of the Committee, include provisions to the effect that upon a change of control, conditions or restrictions applicable to some or all of the Stock Options, Restricted Shares or Performance Units shall be waived in whole or in part and the vesting of all or some of the Stock Options, Restricted Shares or Performance Units shall be accelerated.

(c)           All Awards that may involve the issuance of Shares in settlement of the Award shall have a minimum vesting period of one year following the grant of the Award.

7.             Terms of Stock Options

All Stock Options shall be granted upon and subject to the terms and conditions hereinafter set forth.

(a)           Exercise Price. The exercise price for each Common Share pursuant to the exercise of a Stock Option shall be as determined by the Committee, but shall in no event be less than one hundred percent (100%) of the last sale price per share of a board lot of the Common Shares on The Toronto Stock Exchange on the last business day on which there was a trade of a board lot, prior to the day the Stock Option is granted to such Participant.

(b)           Vesting. Subject to Section 6(c), the Stock Options shall vest and become exercisable in accordance with the terms and conditions determined by the Committee at the time of the grant as set out in the Stock Option Agreement.

(c)           Length of Grant. Any Stock Options granted shall expire not later than the tenth anniversary of the date such Stock Options were granted.

(d)           Non-Assignability of Stock Options. Subject to Section 11, Stock Options shall not be transferable or assignable (whether absolutely or by way of mortgage, pledge or other charge) by a Participant other than by will or other testamentary instrument, the laws of succession or other laws of general application and may be exercisable during the lifetime of the Participant only by such Participant.

(e)           Right to Postpone Exercise. Each Participant, upon becoming entitled to exercise a Stock Option in respect of any Common Shares in accordance with the Stock Option Agreement, shall thereafter be entitled to exercise the Stock Option to purchase any such Common Shares at any time prior to the expiration or other termination of the Stock Option Agreement or the Stock Option rights granted thereunder in accordance with the Plan or Stock Option Agreement.

(f)            Exercise of Payment. Any Stock Option may be exercised by a Participant or the legal representative of a Participant giving notice to the Corporation specifying the number of Common Shares in respect of which such Stock Option is being exercised, accompanied by payment (by certified cheque, bank draft or other instrument acceptable to the Corporation, to be payable to the Corporation) of the entire exercise price (determined in accordance with the Stock Option Agreement) for the number of shares specified in the notice. Upon any such exercise of a Stock Option by a Participant the Corporation shall cause the transfer agent of Common Shares of the Corporation to promptly deliver to such Participant or the legal representative of such Participant, as the case may be, a share certificate in the name of such Participant or the legal representative of such Participant, as the case may be, representing the number of shares specified in the notice.

(g)           Rights of Participants. The Participants shall have no rights whatsoever as shareholders in respect of any of the Common Shares subject to the Stock Option (including, without limitation, any right to receive dividends or other distributions, voting rights, warrants or rights under any rights offering) other than Common Shares in respect of which Participants have exercised their Stock Option to purchase and which have been issued by the Corporation.

(h)           Third Party Offer. If at any time when a Stock Option remains unexercised with respect to any Common Shares, a general offer to purchase all of the issued shares of the Corporation is made by a third party, the Corporation shall use its best efforts to bring such offer to the attention of the Participants as soon as practicable and the Corporation may, at its option, require the acceleration of the time for the exercise of the Stock Options granted under the Plan and of the time for the fulfillment of any conditions or restrictions on such exercise.

(i)            Termination. If a Participant is dismissed as an officer or employee by the Corporation or any of its subsidiaries for cause, all unexercised Stock Options of that Participant under the Plan shall immediately become terminated and shall lapse notwithstanding the original term of any Stock Option granted to such Participant under the Plan.

(j)            Disability or Retirement. If a Participant ceases to be an employee (and if such Participant is an officer, such Participant ceases to be an officer) of the Corporation (and, if such Participant is an employee or officer of any Subsidiary of the Corporation, such Participant also ceases to be an employee or officer of any such Subsidiary) as a result of:

(i)            disability or illness preventing the Participant from performing the duties routinely performed by such Participant (“Disability”);

(ii)           retirement at the normal retirement age prescribed by the Corporation pension plan of which the Participant is a member (“Retirement”); or

(iii)          such other circumstances as may be approved by the Committee,

such Participant shall have the right for a period of three (3) years (or until the normal expiry date of any Stock Options of such Participant if earlier) from the date of ceasing to be an officer or employee to exercise any unexpired Stock Options to the extent they were exercisable on the date of ceasing to be an officer or employee. Upon the expiration of such three (3) year period (or such shorter period, if applicable), all unexercised Stock Options of that Participant shall immediately become terminated and shall lapse notwithstanding the original term of any Stock Options granted to such Participant. This Section 7(j) shall not apply to any officer or employee that is a director of the Corporation or any of its subsidiaries after the time that such officer or employee ceases to be an officer or employee of the Corporation and of its subsidiaries.

(k)           Deceased Participant. In the event of the death of any Participant (other than a director of the Corporation or any of its subsidiaries who is not an officer or employee of the Corporation or any of its subsidiaries), the legal representative of such deceased Participant shall have the right for a period of three (3) years (or until the normal expiry date of any Stock Options of such deceased Participant if earlier) from the date of death of such deceased Participant to exercise any unexpired Stock Options of such deceased Participant to the extent they were exercisable on the date of death. Upon the expiration of such three (3) year period (or such shorter period, if applicable), all unexercised Stock Options of such deceased Participant shall immediately become terminated and shall lapse notwithstanding the original term of any Stock Options granted to such deceased Participant under the Plan.

In the event of the death of any Participant who is a director of the Corporation or any of its Subsidiaries and who is not an officer or employee of the Corporation or any of its subsidiaries, the legal representative of such deceased Participant shall have the right for a period of one (1) year (or until the normal expiry date of any Stock Options of such deceased Participant if earlier) from the date of death of such deceased Participant to exercise any unexpired Stock Options of such deceased Participant to the extent they were exercisable on the date of death. Upon the expiration of such one (1) year period (or such shorter period, if applicable), all unexercised Stock Options of such deceased Participant shall immediately become terminated and shall lapse notwithstanding the original term of any Stock Options granted to such deceased Participant under the Plan.

(l)            Other Termination. If a Participant ceases to be an employee (and if such Participant is an officer, such Participant ceases to be an officer) of the Corporation (and, if such Participant is an employee or officer of any Subsidiary of the Corporation, such Participant also ceases to be an employee or officer of any such Subsidiary) for a reason other than those specified in Section 7(i), 7(j) or 7(k) hereof, such Participant shall have the right for a period of sixty (60) days (or until the normal expiry date of any Stock Options of such Participant if earlier) from the date of ceasing to be an officer or employee to exercise any unexpired Stock Options to the extent they were exercisable on the date of ceasing to be an officer or employee. Upon the expiration of such sixty (60) day period (or such shorter period, if applicable), all unexercised Stock Options of that Participant shall immediately become terminated and shall lapse notwithstanding the original term of any Stock Options granted to such Participant under the Plan. This Section 7(l) shall not apply to any officer or employee that is a director of the Corporation or any of its Subsidiaries after the time that such officer or employee ceases to be an officer or employee of the Corporation and its Subsidiaries.

(m)          Ceasing to be a Director. If a Participant ceases to be a director (and, if such Participant is a director of any of the subsidiaries of the Corporation, such Participant also ceases to be a director of any such Subsidiary) of the Corporation for any reason other than as specified in Section 6(k) hereof, such Participant shall have the right for a period of one (1) year (or until the normal expiry date of the Stock Option rights of such Participant if earlier) from the date of ceasing to be a director to exercise any outstanding Stock Options to the extent they were exercisable on the date of ceasing to be a director of the Corporation and its Subsidiaries. Upon the expiration of such one (1) year period (or such shorter period, if applicable), all unexercised Stock Options of that Participant shall immediately become terminated and shall lapse notwithstanding the original term of any Stock Options granted to such Participant under the Plan. This Section 7(m) shall not apply to any director of the Corporation or any of its Subsidiaries that is an officer or employee of the Corporation or any of its Subsidiaries after the time such person ceases to be a director of the Corporation and its Subsidiaries.

(n)           Discretion to Extend Exercise Period. In the case of any Stock Option Agreement in respect of Stock Options which have been granted previously and are outstanding and which are held by any Participant (other than a director of the Company or any of its subsidiaries who is not an officer or employee of the Company or any of its subsidiaries), the Board of Directors shall have the authority to determine in its sole discretion to extend any exercise period of one (1) year that is specified in such Stock Option Agreement to apply following Disability, Retirement, other special circumstances, or the death of the Participant as described in sections 7(j) and 7(k) herein, by up to an additional two (2) years (or until the normal expiry date of the Stock Option if earlier).

8.             Restricted Shares

(a)           Restricted Shares shall be subject to a restriction period (after which restrictions shall lapse), which period shall be determined by the Committee at its sole discretion (the “Restriction Period”) provided that the Restriction Period shall not be less than one year. The Committee may provide for the lapse of restrictions in installments where deemed appropriate. The Committee may, at its discretion, provide that the Restricted Shares shall be subject to Performance Objectives (as such term is defined in Section 9).

(b)           Except when the Committee determines otherwise pursuant to Section 8(d), if a Participant terminates employment with the Corporation and all Subsidiaries for any reason before the expiration of the Restriction Period or the achievement of the specified Performance Objectives, if any, all Restricted Shares still subject to restriction shall be forfeited by the Participant and shall be reacquired by the Corporation.

(c)           Except as otherwise provided in this Section 8, no Restricted Shares received by a Participant shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period.

(d)           Subject to the minimum Restriction Period of one year, in cases of death, Disability or Retirement of a Participant or other special circumstances, the Committee may, in its sole discretion when it finds that a waiver would be in the best interests of the Corporation, elect to waive any or all remaining restrictions or extend the Restriction Period applicable to the Restricted Shares held by that Participant.

(e)           The Committee may require, under such terms and conditions as it deems appropriate or desirable, that the certificates for Restricted Shares delivered under the Plan may be held in custody by a bank or other institution, or that the Corporation may itself hold such shares in custody until the Restriction Period expires or until restrictions thereon otherwise lapse, and may require, as a condition of any Award of Restricted Shares that the Participant shall have delivered a stock power endorsed in blank relating to the Restricted Shares.

(f)            Nothing in this Section 8 shall preclude a Participant from exchanging any Restricted Shares subject to the restrictions contained herein for other Common Shares that are similarly restricted.

(g)           Subject to Section 8(e) and Section 10, each Participant entitled to receive Restricted Shares under the Plan shall be issued a certificate for such shares. Such certificate shall be registered in the name of the Participant, and shall bear an appropriate legend reciting the terms, conditions and restrictions, if any, applicable to such Award and shall be subject to appropriate stop-transfer orders.

(h)           Except for the restrictions on Restricted Shares under this Section 8, each Participant who receives Restricted Shares shall have the rights of a shareholder with respect to such shares, including the right to vote the shares and receive dividends and other distributions.

9.             Performance Units

(a)           Subject to the provisions of the Plan, the Committee shall (i) determine and designate from time to time those Participants or groups of Participants to whom Awards of Performance Units are to be made; (ii) determine the Performance Period (the “Performance Period”) and Performance Objectives (the “Performance Objectives”) applicable to such Awards; (iii) determine the form of settlement of a Performance Unit pursuant to Section 9(f); and (iv) generally determine the terms and conditions of each such Award. The Award Agreement covering such Performance Units shall specify a value for each Performance Unit or a formula for determining the value of each Performance Unit at the time of settlement.

(b)           The Committee shall determine a Performance Period at its sole discretion, provided that the Performance Period for any Award that may involve the issuance of Shares shall not be less than one year. Performance Periods may overlap and Participants may participate simultaneously with respect to Performance Units for which different Performance Periods are prescribed.

(c)           The Committee shall determine the Performance Objectives of Awards of Performance Units. Performance Objectives may vary from Participant to Participant and between groups of Participants and shall be based upon such performance criteria or combination of factors as the Committee may deem appropriate, including, but not limited to, minimum earnings, earnings per share, earnings growth, earnings per share growth, return on equity or share price appreciation. If during the course of a Performance Period, there shall occur significant events that the Committee expects to have a substantial effect on the applicable Performance Objectives during such period, the Committee may revise such Performance Objectives.

(d)           At the beginning of a Performance Period, the Committee shall determine for each Participant or group of Participants the number of Performance Units in respect of which the Participant or member of the group of Participants shall be entitled to payment if the applicable Performance Objectives are met in whole or in part during the Performance Period.

(e)           If a Participant terminates service with the Corporation and all Subsidiaries during a Performance Period because of death, Disability, Retirement, or under other circumstances where the Committee in its sole discretion finds that a waiver would be in the best interests of the Corporation, that Participant may, as determined by the Committee, be entitled to a payment in respect of an Award of Performance Units at the end of the Performance Period based upon the extent to which the Performance Objectives were satisfied during such period, and such other factors as the Committee deems relevant, and, if the Committee deems appropriate, prorated for the portion of the Performance Period during which the Participant was employed by the Corporation or any Subsidiary, provided, however, the Committee may provide for an earlier payment in settlement of such Performance Units in such amount and under such terms and conditions as the Committee deems appropriate or desirable; or alternatively, the Committee may extend the Performance Period for such Participant. If a Participant terminates service with the Corporation and all Subsidiaries during a Performance Period for any reason, other than death, Disability or Retirement, then such Participant shall not be entitled to any payment in respect of an Award of Performance Units for that Performance Period unless the Committee shall otherwise determine.

(f)            Each payment in respect of an Award of a Performance Unit to which a Participant becomes entitled upon satisfying the applicable Performance Objectives during the Performance Period shall be settled in whole Common Shares, or cash, or a combination of Common Shares and cash either as a lump sum payment or in annual installments, all as the Committee shall determine, with payment to commence as soon as practicable after satisfaction of the relevant Performance Objective or at the end of the relevant Performance Period as set out in the Award Agreement.

(g)           Where Common Shares are issued in settlement of Performance Units, such shares shall be valued at their Fair Market Value on the date the relevant Performance Objective is achieved or on the last day of the relevant Performance Period as set out in the Award Agreement and the value of the Performance Units to which the Participant is entitled shall be divided by such Fair Market Value of a common Share in order to determine the number of Common Shares to which the Participant is entitled in settlement of such Performance Units.

(h)           No Participant awarded a Performance Unit shall have any right as a shareholder with respect to any shares covered by the Award prior to the date such shares have been recorded on the Corporation’s official shareholder records as having been issued or transferred to the Participant.

10.          Certificates for Common Shares

(a)           The Corporation shall not be required to issue or deliver any certificates for Common Shares pursuant to any Award prior to: (i) the listing of such shares on any stock exchange on which the Common Shares may then be listed; and (ii) the completion of any registration or qualification of such shares under any Canadian or United States federal, provincial or state law, or any ruling or regulation of any government body which the Corporation shall, in its sole discretion, determine to be necessary or advisable or the Corporation being satisfied that appropriate exemptions are available.

(b)           All certificates for Common Shares delivered under the Plan shall also be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of applicable securities regulatory authorities, any stock exchange upon which the Common Shares are then listed and any applicable federal, state or local securities laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

11.          Beneficiary Designation

(a)           Each Participant may file with the Corporation a written designation of one or more persons as the Beneficiary or Beneficiaries who shall be entitled upon the Participant’s death to receive the benefits of any Award payable or granted to the Participant under the Plan. Subject to the requirements of law, a Participant may from time to time revoke or change the Beneficiary designation without the consent of any prior Beneficiary by filing a new designation with the Corporation. The last such designation received by the Corporation shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Corporation prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt.

(b)           If no such Beneficiary designation is in effect at the time of a Participant’s death, or if no designated Beneficiary survives the Participant or if such designation conflicts with applicable law, the Participant’s estate shall be entitled to receive the benefits of any Award held by the Participant, as such benefits are determined in accordance with this Plan, upon the Participant’s death. If the Committee is in doubt as to the right of any person to receive the benefits of such Award, the Corporation may retain such benefits, without liability for any interest thereon, until the Committee determines the rights thereto, or the Corporation may pay such benefits into any court of appropriate jurisdiction and such payment shall be a complete discharge of the liability of the Corporation therefor.

12.          Transfers and Leaves of Absence

Solely for the purposes of the Plan: (a) a transfer of a Participant’s employment without an intervening period from the Corporation to a Subsidiary or vice versa, or from one Subsidiary to another, shall not be deemed a termination of employment; and (b) a Participant who is granted in writing a leave of absence in accordance with the applicable policies of the Corporation shall be deemed to have remained in the employ of the Corporation or a Subsidiary, as the case may be, during such leave of absence.

13.          Stock Adjustments

In the event of a share dividend, share split, issuance of shares or instruments convertible into shares (other than pursuant to the Plan) for less than market value, share consolidation, share reclassification, exchange of shares, recapitalization, amalgamation, merger, consolidation, corporate arrangement, reorganization, liquidation or the like of or by the Corporation, the Committee may make such adjustment, if any, of the number of Common Shares, or of the exercise price, or both, as it shall deem appropriate to give proper effect to such event, including to prevent, to the extent possible, substantial dilution or enlargement of rights granted to Participants under the Plan. In any such event, the maximum number of shares available under the Plan may be appropriately adjusted by the Committee subject to obtaining all necessary regulatory approvals. If because of a proposed merger, amalgamation or other corporate arrangement or reorganization, the exchange or replacement of shares in the Corporation for those in another company is imminent, the Committee may, in a fair and equitable manner, determine the manner in which all unexercised Stock Option rights and other Awards granted under the Plan shall be treated including, for example, requiring the acceleration of the time for the exercise of such rights by the Participants and of the time for the fulfilment of any conditions or restrictions on such exercise or waiving conditions or restrictions on such Awards in whole or in part. The determination by the Committee as to the terms of any of the foregoing adjustments shall be conclusive and binding.

14.          Withholding

The Corporation shall have the right to deduct from any cash payment made under the Plan any federal, provincial, state or other taxes required by law to be withheld with respect to such payment. It shall be a condition to the obligation of the Corporation to deliver Common Shares upon the exercise of any Stock Option, upon payment of a Performance Unit or upon delivery of Restricted Shares that the Participant pay to the Corporation such amount as may be requested by the Corporation for the purpose of satisfying any liability for such withholding taxes. Any Award Agreement may provide that the Participant may elect, in accordance with any conditions set forth in such Award Agreement, to pay a portion or all of such withholding taxes in Common Shares in such manner as the Corporation may specify.

15.          Amendment and Termination

(a)           Subject to paragraph (b), the Committee may amend, suspend, or discontinue the Plan at any time, provided that all necessary regulatory approvals are obtained and no such action shall adversely affect any Awards already granted to a Participant without the consent of that Participant, except to the extent, if any, provided in the Plan or in the Award. If any law, agreement or exchange on which Common Shares of the Corporation are traded requires shareholder approval for an amendment to become effective, no such amendment shall become effective unless approved by vote of the Corporation’s shareholders.

(b)           Notwithstanding paragraph (a), any amendment to the Plan involving a fundamental change to the Plan shall become effective only upon approval by vote at a meeting of shareholders of the Corporation. For greater certainty, an amendment involving a fundamental change to the Plan includes an amendment which may lead to significant dilution in the number of the Corporation’s outstanding Common Shares or may provide additional benefits to eligible insider participants, such as (i) any amendment involving an increase in the maximum number of Common Shares issuable under the Plan; (ii) any amendment involving a change to the eligible participants which would have the potential of broadening or increasing insider participation; (iii) any amendment involving the addition of any form of financial assistance; (iv) any amendment involving the addition of a cashless exercise feature, payable in cash or securities, which does not provide for a full deduction of the number of underlying Common Shares; and (v) any amendment involving a reduction in the pricing of an option, restricted share or performance unit, other than in connection with a Common Share split, subdivision or other similar Common Share reorganization. Amendments to the Plan involving, (x) any amendment of an administrative or a “housekeeping” nature; (y) any amendment involving a change in the vesting provisions under the Plan; and (z) an amendment involving a change to the termination provisions to the Plan which does not entail an extension beyond the original expiry date, may be made by the Committee in accordance with paragraph (a).

16.          Effective Date

This amendment and restatement of the Plan shall be effective as of March 3, 2005, subject to its approval by the shareholders of the Corporation. No Restricted Shares or Common Shares in payment of Performance Units may be issued under the Plan until such shareholder approval is obtained. If shareholder approval is not obtained, the Incentive Share Option Plan, in its form prior to this amendment and restatement, shall continue in effect. Stock Options granted prior to March 3, 2005 shall continue to be governed by the terms and conditions in effect immediately prior to this amendment and restatement of the Plan.